Exhibit 10.1

LIME ENERGY CO.

SUBSCRIPTION AGREEMENT

Recitals

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

This Subscription Agreement (this “Agreement”) is dated and effective as of August 4, 2014, by and among Lime Energy Co., a Delaware corporation (the “Company”) and the investors listed on Schedule 1 of this Agreement (the “Purchaser”).

The undersigned acknowledges that the Company has issued to each Purchaser an aggregate of $1,000,000 principal amount of 2014 Subordinated Secured Convertible Pay-In-Kind Notes (the “Securities” or the “Convertible Notes”) to be secured by the assets of the Company and convertible on the terms stated therein into shares of Company common stock, par value $0.0001 per share (the “Common Stock”).

The undersigned further acknowledges that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Agreement

1.                                      Representations and Warranties of Purchaser. Each Purchaser hereby represents and warrants that, as of the date hereof:

1.1.                            Authorization. It has the full power and authority to enter into this Agreement, and (assuming due execution by the Company) the Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

1.2.                            Purchase Entirely for Own Account. The Securities are being acquired for investment for each Purchaser’s own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof.

1.3.                            Investment Experience. Each Purchaser understands that the purchase of the Securities involves substantial risk. It is an investor in securities of companies in the developmental stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities. Each Purchaser also represents it has not been organized for the purpose of acquiring the Securities.

1.4.                            No General Solicitation. Each Purchaser acknowledges that it has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

1.5.                            Accredited Purchaser. Each Purchaser represents and warrants that it is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect and such U.S. Purchaser has executed the Certificate of Accredited Purchaser Status, attached hereto as Exhibit A.

1.6.                            Restricted Securities. Each Purchaser acknowledges and understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Each Purchaser acknowledges that the Company has no obligation to file a registration statement regarding Purchaser’s resale of the Securities. In this connection, each Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby. Each Purchaser understands that Purchaser must hold the Securities indefinitely unless such Securities, as applicable, are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Each Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of each Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

1.7.                            Public Information. Each Purchaser understands that the Company has not agreed with each Purchaser to comply with the public information or other provisions of SEC Rule 144 or any other exemption under federal or state law respecting the resale or other transfer of the Securities. Each Purchaser acknowledges that public information within the meaning of SEC Rule 144 regarding the Company is not currently available.

1.8.                            SEC Reports. Each Purchaser acknowledges that it has had access to and has reviewed the following (collectively, the “Disclosure Documents”): (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, including, without limitation, the section captioned “Factors That May Affect The Company” regarding risk factors associated with an investment in the Company, (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, and (iii) the Company’s Forms 8-K filed March 31, 2014, April 9, 2014, April 24, 2014, May 14, 2014, June 13, 2014, June 30, 2014, July 1, 2014, August 4, 2014, all as filed with the SEC. In making this investment, each Purchaser has not relied upon any information not included in the Disclosure Documents, and each Purchaser has not relied upon any representations or warranties made by the Company, any other director or officer thereof, except as expressly set forth in this Agreement.

1.9.                            Consultation With Own Attorney. Each Purchaser has been advised to consult with its own attorney and other financial and tax advisers regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and has done so, to the extent such Purchaser considers necessary.

1.10.                     Tax Consequences. Each Purchaser acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to each Purchaser of an investment in the Company. Each Purchaser has relied solely upon its own advisers with respect to the tax consequences of this investment.

1.11.                     Information Provided by Purchaser(s). All information which each Purchaser has provided to the Company concerning each Purchaser, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date hereof.

1.12.                     Legends. Each Purchaser understands that the certificates evidencing its Securities may bear a legend substantially similar to the following, and other legends as may be determined by the Company upon consultation with its legal counsel:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

1.13.                     Patriot Act. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001 (collectively referred as the “Patriot Act”) are incorporated into this Section. Each Purchaser and each and every Person affiliated with such Purchaser is: (i) not a “blocked” person listed in the Annex to

Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (as used in this Section only, the “Annex”); (ii) in full compliance with the requirements of the Patriot Act and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”); (iii) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; and (iv) not listed as a Specially Designated Terrorist or as a “blocked” person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act.

2.                                      Miscellaneous.

2.1.                            Survival of Warranties. The representations and warranties of each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement for a period of twelve (12) months after the date hereof.

2.2.                            Assignment of Securities. Each Purchaser shall be entitled to transfer all or a part of its Securities purchased by it to one or more affiliated partnerships or funds managed by it or any of their respective directors, officers or partners, provided any such transferee agrees in writing to be subject to the terms of this Agreement as if it were a Purchaser hereunder.

2.3.                            Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under, or by reason of, this Agreement, except as expressly provided in this Agreement.

2.4.                            Governing Law and Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude each Purchaser from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to each Purchaser, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of each Purchaser.

2.5.                            Counterparts and Facsimile Signatures. This Agreement may be executed manually or by facsimile or electronic signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

2.6.                            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.7.                            Notices. Except as otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party, (b) when received by facsimile at the address and number for such party set forth on the signature page hereto, or (c) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature page below, with next business day delivery guaranteed. A party may change or supplement its addresses for the purposes of receiving notice pursuant to this Section 2.7 by giving the other parties written notice of the new address in the manner set forth above.

2.8.                            Finder’s Fee. Each party represents that it neither is nor will be obligated for any brokers’ fee, finders’ fee or similar compensation in connection with this transaction. Each Purchaser agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a brokers’ fee, finders’ fee or similar compensation (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, partners, employees or representatives is responsible, and the Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a brokers’ fee, finder’s fee or similar compensation (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

2.9.                            Expenses. Each Purchaser and the Company shall bear its own fees and expenses in connection with this transaction.

2.10.                     Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the then outstanding principal amount of Convertible Notes; provided, however, any amendment or waiver that may reduce the amount of principal or interest owed in connection with the Convertible Notes (which reduction, if any, must be made pro-rata as to all Convertible Notes) or extend the payment date of any principal in connection with the Convertible Notes shall require the consent of the holders of at least eighty percent (80%) of the then outstanding principal amount of Convertible Notes. Any amendment or waiver effected in accordance with this Section 2.10 shall be binding upon each holder of Convertible Notes.

2.11.                     Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

2.12.                     Further Assurances. The Company and each Purchaser shall take all further actions and execute and deliver all further documents that are reasonably be required to effect the transactions contemplated by this Agreement.

2.13.                     Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement and understanding among the parties hereto and supersede all prior and contemporaneous negotiations and agreements between the parties regarding the subject matter hereof, whether oral or written.

2.14.                     Publicity. Except as may be required by applicable law, including federal securities laws, none of the parties hereto shall issue a publicity release or announcement or otherwise make a public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. Notwithstanding the foregoing, the Company shall be entitled to issue press release(s) regarding such transactions upon the Closing.

2.15.                     Independent Counsel. Each Purchaser confirms that either he or it has consulted with separate legal counsel or has determined of his or its free will not to obtain such separate representation. Each Purchaser acknowledges that legal counsel for the Company has not represented such Purchaser in connection with this Agreement, the Convertible Notes,  or the transactions contemplated hereby or thereby.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

“COMPANY”		“PURCHASER”
LIME ENERGY CO.		PURCHASER
SIGNATURE
PAGE ATTACHED

By:	/s/ Adam Procell
Name:	Adam Procell
Title:	Chief Executive Officer

By:	/s/ Mary Colleen Brennan
Name:	Mary Colleen Brennan
Title:	Chief Financial Officer

Company Signature Page to Subscription Agreement

SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

The undersigned Purchaser, by signing and returning this signature page, irrevocably commits to the purchase of the principal amount of Convertible Notes set forth below, subject to the terms and conditions of this Subscription Agreement and the Convertible Notes and hereby has delivered to the Company, by wire transfer or check made payable to “Lime Energy Co.” the principal amount of the Convertible Notes subscribed for hereby.

PURCHASER:
2014 Subordinated Secured Convertible Pay-In-Kind Notes
Principal Amount of Convertible Notes	$ .
Total Purchase Price of US$ .

Forms of Ownership. Please indicate the form of ownership you desire for the Convertible Notes.

☐	Individual (one signature required
☐	Joint Tenants with right survivorship (both parties must sign)
☐	Tenants in common (both parties must sign)
☐	Community Property (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest is held in both names)
☐	Corporation or Limited Liability Company (signature of authorized party or parties)
☐	Partnership (signature of general partner and additional signatures if required by partnership agreement)
☐	Trust (signature of trustee and additional signatories if required by trust instrument)

Please PRINT the exact name (registration) investor desires for the Convertible Notes.

Purchaser Signature Page to Subscription Agreement

SIGNATURE BY INDIVIDUAL SUBSCRIBERS

Signature			Signature
Social Security Number			Social Security Number
Print or Type Name			Print or Type Name
Executed at:			Executed at:
City	State	Zip	City	State	Zip
this day of , 2014			this day of , 2014

SIGNATURE BY CORPORATION, PARTNERSHIP OR TRUST

On Next Page

Individual Signature Page to Subscription Agreement

SIGNATURE BY CORPORATION,

PARTNERSHIP OR TRUST SUBSCRIBERS

Name of Corporation, Partnership or Trust (Please Print or Type)
By:
Signature of Authorized Agent
Title:
Taxpayer Identification No.
Executed this day of , 2014

Corporation, Partnership or Trust Signature Page to Subscription Agreement

Schedule 1

Schedule of Purchasers

Purchaser	Principal Amount of Convertible Notes Purchased	Initial Conversion Price
Richard Kiphart	$750,000.00	$
John Thomas Hurvis Revocable Trust Dated March 8, 2002	$250,000.00	$

EXHIBIT A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the spaces below indicating the basis on which he is representing his status as an “accredited investor”:

☐  a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of US$5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors;”

☐  a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐  an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

☐  a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds US$1,000,000 (excluding the market value of personal residence);

☐  a natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐  a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

☐  an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

☐  an individual who is a director or executive officer of Lime Energy Co.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Purchaser Status effective as of August 4, 2014.

PURCHASER
By:
Name:
Title:

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